SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Gabelli Equity Series Funds, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

1,000,000,000

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

(4)	Proposed maximum aggregate value of transaction:

N/A

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The Gabelli Small Cap Growth Fund

The Gabelli Equity Income Fund

Portfolio Series of

Gabelli Equity Series Funds, Inc.

One Corporate Center
Rye, New York 10580-1434
October 8, 1999

Dear Fellow Shareholder:

      On May 18, 1999, Gabelli Equity Series Funds, Inc. (the “Fund”), comprised of The Gabelli Small Cap Growth Fund and The Gabelli Equity Income Fund, held a Special Meeting of Shareholders to consider, among other items, a proposal to amend the Fund’s Charter to permit the Fund to offer additional classes of shares (the “Proposal”). Although those who attended the meeting in person or by proxy voted overwhelmingly in favor of the Proposal, an insufficient number of shareholders voted at the Meeting (which was adjourned several times to permit further solicitation of proxies) to approve the Proposal. As a matter of law, the Fund could no longer adjourn the original Meeting. We would therefore like to invite you to a “follow-on” Special Meeting of Shareholders to be held at Gabelli Funds, LLC, 401 Theodore Fremd Avenue, Rye, New York 10580 on December 1, 1999 at 10:00 a.m. eastern time to consider the Proposal.

      The enclosed Proxy Statement describes the Proposal in detail. We believe that the Proposal did not receive sufficient votes primarily because brokers cannot vote for their clients unless they receive voting instructions from them and nearly half of all shareholders did not return their proxy cards. It is imperative that you complete, sign and date the enclosed proxy card and return the same as soon as possible in the enclosed postage-paid envelope to avoid causing the Fund to incur additional proxy solicitation costs.

      We believe that approval of the Proposal will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. We started the Gabelli Equity Series Funds, Inc. on October 22, 1991. We are a no-load fund. For existing shareholders, we intend to remain a no-load fund. At the same time, mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements for different classes of shares that are targeted to the needs of particular types of investors. Your Board of Directors believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. Again, to repeat, approval of the Proposal will not diminish the ability of existing shareholders to purchase and redeem shares at net asset value.

      We believe that the Proposal will benefit the shareholders, and we urge you to give it your careful consideration. I look forward to your comments.

Very truly yours,

/s/ Mario J. Gabelli
MARIO J. GABELLI Chairman and Chief Investment Officer

Whether or not you plan to attend the Special Meeting of Shareholders, please complete, sign and date the enclosed proxy card and return the same as soon as possible in the enclosed postage-paid envelope.

INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp	ABC Corp.

(2)	ABC Corp	John Doe, Treasurer

(3)	ABC Corp. c/o John Doe, Treasurer	John Doe

(4)	ABC Corp., Profit Sharing Plan	John Doe, Trustee

Fund Accounts

(1)	ABC Fund	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane Doe

Custodial or Estate Accounts

(1)	John B. Smith, Custodian f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	John B. Smith	John B. Smith, Jr., Executor

Telephone/ Internet Voting

      Shares held through various brokerage firms may offer the convenience of voting via telephone or the Internet. If available, instructions are included with this proxy statement and ballot.

The Gabelli Small Cap Growth Fund

The Gabelli Equity Income Fund

Portfolio Series of

Gabelli Equity Series Funds, Inc.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on December 1, 1999

       A Special Meeting of Shareholders of GABELLI EQUITY SERIES FUNDS, INC. (the “Fund”), comprised of The Gabelli Small Cap Growth Fund and Gabelli Equity Income Fund, will be held at Gabelli Funds, LLC, 401 Theodore Fremd Avenue, Rye, New York 10580, on December 1, 1999, at 10:00 a.m. eastern time, for the following purposes:

1.	To consider and vote upon Articles of Amendment to the Fund’s Charter to permit each series of the Fund to offer additional classes of shares; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Directors have fixed the close of business on September 15, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

      Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the meeting, we ask that you please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

By Order of the Directors

JAMES E. MCKEE
Secretary

October 8, 1999

The Gabelli Small Cap Growth Fund

The Gabelli Equity Income Fund

Portfolio Series of

Gabelli Equity Series Funds, Inc.

SPECIAL MEETING OF SHAREHOLDERS

To be Held on December 1, 1999

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the board of directors (the “Board of Directors”) of Gabelli Equity Series Funds, Inc. (the “Fund”) to be voted at a Special Meeting of Shareholders of the Fund to be held on December 1, 1999, at 10:00 a.m. eastern time, at Gabelli Funds, LLC, 401 Theodore Fremd Avenue, Rye, New York 10580, and at any adjournments thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     The Fund consists of two series, The Gabelli Small Cap Growth Fund and The Gabelli Equity Income Fund (each, together with any subsequently created series, a “Series”).

     In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of State Street Bank & Trust Company, the Fund’s transfer agent, and affiliates of State Street Bank & Trust Company and other representatives of the Fund also may solicit proxies by telephone, telegraph or in person. In addition, the Fund expects to retain Georgeson and Company Inc. to assist in the solicitation of proxies for a minimum fee of $4,500 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Fund’s most recent annual report is available upon request, without charge, by writing the Fund at One Corporate Center, Rye, New York, 10580-1434 or calling the Fund at 1-800-422-3554.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted FOR the Proposal listed in the accompanying Notice of Special Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     If sufficient votes to approve the Proposal are not received (and regardless of whether or not a quorum exists at the meeting), the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST the Proposal in their discretion.

     The close of business on September 15, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 19,234,877.83 shares of common stock of the Fund outstanding.

     To the knowledge of the management of the Fund, no person owns of record or beneficially 5% or more of the shares of the Fund except that, as of September 15, 1999, Charles Schwab & Co. owns approximately (i) 13.0% of the outstanding shares of the Gabelli Equity Income Fund and (ii) 17% of the Gabelli Small Cap Growth Fund on behalf of its clients and disclaims beneficial ownership and Gabelli Asset Management Inc. owns approximately 5% of the outstanding shares of the Gabelli Equity Income Fund.

     This Proxy Statement is first being mailed to shareholders on or about October 13, 1999.

PROPOSAL:  TO CONSIDER AND ACT UPON ARTICLES OF AMENDMENT

TO THE FUND’S CHARTER TO PERMIT EACH SERIES
TO OFFER ADDITIONAL CLASSES OF SHARES

      Shares of each Series may be purchased and redeemed at net asset value without charge. Approval of the Proposal will not diminish the ability of shareholders to purchase and redeem shares at net asset value without charge. Rather, the Proposal is designed to permit the Fund to offer additional classes of shares to new investors through additional distribution channels. Mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements targeted to the needs of particular types of investors. Management of the Fund believes that the Fund should be structured to be in a position to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. Management believes that approval of the Proposal will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund.

      Over the past year, management of the Fund has examined ways for new shareholders to participate in our management discipline and style. This includes various distribution alternatives for the Fund. Following this analysis, and based on a review of mutual fund distribution alternatives and discussions with experts in mutual fund marketing, management recommended that the Board of Directors consider obtaining shareholder authorization to convert each Series of the Fund to a multiple-class structure authorized to offer separate sub-series (“classes”) of shares in each Series with different distribution and service arrangements. On February 17, 1999, the Board of Directors unanimously approved amendments to the Fund’s Articles of Incorporation (the “Charter”) that will enable each Series of the Fund to offer additional classes of shares. The Board of Directors also approved the adoption of a plan on behalf of each Series pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”) pursuant to which each Series may issue multiple classes of shares with varying distribution and service arrangements.

      Management of the Fund believes that the Fund and each Series may benefit by having the flexibility to offer multiple classes of shares within each Series and targeting niches within the load and no-load product markets. Moreover, management believes that by having the flexibility to offer multiple classes of shares, the Fund will be able to offer a wider variety of exchange options between the Fund and other funds managed by Gabelli Funds, LLC (the “Adviser”) or an affiliate, thereby increasing shareholders’ investment flexibility. To the extent multiple classes are implemented for a Series and such Series raises additional assets, use of the multiple class system would likely result in some reduction in annual expenses per share for that Series.

      If the Proposal is approved, each Series will continue to offer its existing class of shares as a no-load class with a continuing service fee and the Fund will be in a position to begin offering (although it may decide not to do so) one or more of the following new classes of shares within each Series: Class A Shares subject to a front-end sales charge and a continuing Rule 12b-1 distribution fee; Class B Shares subject to a declining contingent deferred sales charge (“CDSC”) until held for seventy-two months, a continuing 12b-1 distribution fee and a continuing service fee; and Class C Shares subject to a CDSC until held for twenty-four months, a continuing Rule 12b-1 distribution fee and a service fee. Class B Shares will convert to Class A Shares on the first business day of the ninety-seventh calendar month following the calendar month in which such shares were issued. The existing class of shares of each Series will be redesignated as Class AAA without any change in its rights and privileges.

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      The proposed amendments to the Fund’s Charter will, among other things:

•	Enable the Board of Directors to classify and reclassify authorized but unissued shares of each Series of the Fund into multiple classes with different sales charge and distribution financing alternatives as they deem appropriate and in the best interest of the Fund and its shareholders; and

•	Permit the Board of Directors to provide for the automatic conversion of one or more classes of each Series into another class of that Series upon terms and conditions established by the Board from time to time pursuant to the Charter and set forth in the Fund’s registration statement.

      A copy of the proposed amendments to the Fund’s Charter is set forth in Exhibit A.

Required Vote

      Approval of the Proposal requires the affirmative vote of a majority of the shares of the Fund outstanding as of the record date.

The Investment Adviser and Administrator

      Gabelli Funds, LLC, a newly-formed New York limited liability company and successor to Gabelli Funds, Inc., acts as investment adviser and administrator to the Fund. The business address for the Adviser is One Corporate Center, Rye, New York 10580-1434.

The Sub-Administrator

      First Data Investor Services Group, Inc. acts as sub-administrator of the Fund. The business address for the sub-administrator is 101 Federal Street, 6th Floor, Boston, MA 02110.

The Principal Underwriter/ Distributor

      Gabelli & Company, Inc. acts as the principal underwriter/ distributor for the Fund. The business address for the principal underwriter/ distributor is One Corporate Center, Rye, New York 10580-1434.

Broker Non-Votes and Abstentions

      The presence at the Meeting, in person or by proxy, of shareholders entitled to cast a majority of all votes is necessary to constitute a quorum for the Meeting. Shareholders of record who are present at the Meeting, in person or by proxy, and those who abstain, including brokers holding shares of record for customers who cause abstentions to be recorded at the Meeting, are considered shareholders who are present and entitled to vote and are counted for purposes of determining if a quorum exists.

      Brokers holding shares of record for customers generally are not entitled to vote on certain matters, such as the Proposal, unless they receive voting instructions from their customers. As used herein, “broker non-votes” means the votes that could have been cast on the Proposal by brokers if the brokers had received instructions from their customers with respect to the Proposal. Broker non-votes will not be counted for purposes of determining whether a quorum exists. The existence of a quorum will be determined based upon the number of shares held by shareholders present in person plus the number of shares represented by proxies in which votes have been cast or as to which authority to vote has not been withheld on the Proposal.

      To be adopted, the Articles of Amendment must receive the affirmative vote of holders of at least a majority of the Fund’s outstanding shares voting as a single class, regardless of whether the holders are present in person or by proxy at the Meeting. Shares for which brokers have not received voting instructions from the beneficial owner may not be voted on this matter, and abstentions and broker non-votes will have the effect of votes against the Articles of Amendment.

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      Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report for the period ended March 31, 2000.

OTHER MATTERS TO COME BEFORE THE MEETING

      The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER PROPOSALS

      The Fund does not hold regular annual meetings. Any shareholder of the Fund desiring to present a proposal for inclusion in the Fund’s proxy statement and proxy relating to the Fund’s next meeting of shareholders should submit such proposal to the Fund.

It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting are therefore urged to complete, sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

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Exhibit A

ARTICLES OF AMENDMENT

OF
GABELLI EQUITY SERIES FUNDS, INC.

     Gabelli Equity Series Funds, Inc., a Maryland corporation, having its principal office at One Corporate Center, Rye, New York 10580 (the “Corporation”), certifies as follows:

     FIRST: The Articles of Incorporation of the Corporation (the “Articles of Incorporation”) are hereby amended by deleting Article V thereof and inserting in its place the following:

ARTICLE V(1)

CAPITAL STOCK

     (1)  The total number of shares of stock of all classes which the Corporation shall have authority to issue is One Billion (1,000,000,000) all of which stock shall have a par value of one-tenth of one cent ($.001) per share. The aggregate par value of all authorized shares of stock of the Corporation is One Million Dollars ($1,000,000).

     (2)(a)  The Board of Directors of the Corporation is authorized to classify or to reclassify~~,~~  (and to designate one or more classes of capital stock and one or more sub-series of a class or classes of capital stock) from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, and qualifications or terms and conditions of or rights to require redemption of the stock and, pursuant to such classification or reclassification, to increase or decrease the number of authorized shares of any class or sub-series thereof , but the number of shares of any class or sub-series shall not be reduced by the Board of Directors below the number of shares thereof then outstanding. Without limiting the generality of the foregoing, the Board of Directors may designate from time to time any unissued shares of stock of the Corporation as a class representing interests in the same portfolio of assets or one or more sub-series of a class which shall represent interests in the same portfolio of assets attributable to such class. The Board of Directors may also establish in Articles Supplementary creating a class and/or a sub-series of a class different conversion, redemption and other rights for a class or among or with respect to different sub-series of a class (including sub-series of the classes classified, designated and authorized herein) and may establish such other powers, preferences, restrictions, limitations, qualifications and terms and conditions for any class or sub-series of a class (including sub-series of the classes classified, designated and authorized herein) as shall not be inconsistent with the requirements of the 1940 Act or any rule thereunder respecting multiple classes or sub-series of stock of a corporation registered as an open-end investment management company under the 1940 Act or any order of the Securities and Exchange Commission applicable to the Corporation.

     (b)  Without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the stock of the Corporation, and with respect to each class or sub-series that hereafter may be created, shall be in such amount as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary from class to class and among sub-series of a class to such extent and for such

_______________
      (1)For the convenience of Shareholders, additions to the text as currently in effect are underscored and deletions are struck through.

purposes as the Board of Directors may deem appropriate, including, but not limited to, the purpose of complying with requirements of regulatory or legislative authorities.

     (c)  Without limiting the generality of the foregoing, the Board of Directors may designate, from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, as a class or classes ~~or a number of series~~ of preferred or special stock that is excluded from the definition of “senior security” set forth in section 18(g) of the 1940 Act (or in any successor statute) or as one or more sub-series of any such class.

     (3)  Until such time as the Board of Directors shall provide otherwise pursuant to the authority granted in section (2) of this Article V, 500,000,000 shares of the authorized shares of the Corporation are designated and classified as The Gabelli Small Cap Growth Fund Stock (“Small Cap Stock”) and 500,000,000 shares of the authorized shares of the Corporation are designated and classified as The Gabelli Equity Income Fund Stock (“Equity Income Stock”). ~~Shares~~ Until such time as the Board of Directors may provide otherwise in Articles Supplementary creating a new class or sub-series of capital stock of the Corporation (including new sub-series of the Small Cap Stock and ~~Equity income Stock and the holders thereof, and shares of any class or series of the type referred to in subsection (c) of section (2) of this Article V and the~~ Equity Income Stock) all classes of the Corporation’s capital stock and any sub-series thereof and the respective holders thereof shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of and rights to require redemption and shall be subject to the following provisions~~, provided, however, that if no shares of any class or series of the type referred to in subsection (c) of section (2) of this Article V are outstanding, the shares of the Small Cap Stock and Equity Income Stock and the holders thereof shall nevertheless be subject to the following provisions except to the extent that such provisions are by their terms applicable only when shares of two or more classes are outstanding~~.

(a) As more fully set forth  ~~hereafter~~ hereinafter, the assets and liabilities and the income and expenses of each class (and, if sub-series of a class have been issued, each such sub-series) of the Corporation’s stock shall be determined separately and, accordingly, the net asset value, the distributions payable to holders, and the amounts distributable in the event of dissolution of the Corporation to holders, of shares of the Corporation’s stock may vary from class to class  ~~Except for these differences and certain other differences hereafter set forth, each class of the Corporation’s stock shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of and rights to require redemption~~ and sub-series to sub-series.

(b) All consideration received by the Corporation for the issue or sale of shares of a class of the Corporation’s stock, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively referred to as “assets belonging to” that class), shall irrevocably belong to that class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. For purposes of the preceding sentence, the assets of any corporation or business trust merged with and into the Corporation pursuant to a merger in which the Corporation is the surviving corporation shall be deemed to be assets belonging to that class of the Corporation’s stock the shares of ~~which~~ that class or sub-series thereof are issued by the Corporation pursuant to the merger. Except to the extent shares of a sub-series of a class are to be charged with certain liabilities and expenses in a manner different from other sub-series of that class, each share of a class shall have equal rights with each other share of that class with respect to the assets of the Corporation belonging to that class.

(c) For purposes of determining the net asset value per share of stock of a class or sub-series, the assets belonging to ~~such~~ each class of the Corporation’s stock shall be charged with the liabilities of the Corporation with respect to that class (and in the case of sub-series of that class, liabilities allocable to such sub-series), and

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with that class’ share of the liabilities of the Corporation not attributable to any particular class, in the latter case in the proportion that the net asset value of that class (determined without regard to such liabilities) bears to the net asset value of all classes of the Corporation’s stock (determined without regard to such liabilities) as determined by or in accordance with procedures adopted by the Board of Directors from time to time. In cases where a class of capital stock has more than one sub-series, for purposes of determining the net asset value per share of each sub-series, each sub-series of the class shall be further charged with liabilities that are allocable to such sub-series (including, without limitation, liabilities relating to distribution charges or service charges payable pursuant to a plan of distribution or multi-class plan adopted by or applicable to such sub-series in accordance with the 1940 Act or any rule or order of the Securities and Exchange Commission thereunder) as determined by and in accordance with procedures adopted by the Board of Directors from time to time. The determination of the Board of Directors shall be conclusive as to the allocation of liabilities, including accrued expenses and reserves, and assets to a particular class or classes or sub-series of any such class. The liabilities of any corporation or business trust merged with and into the Corporation pursuant to a merger in which the Corporation is the surviving corporation shall be charged to that class (and, if applicable, sub-series) of the Corporation’s stock the shares of which are issued by the Corporation pursuant to the merger.

(d) Each holder of stock of the Corporation, upon request to the Corporation (accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, if any certificates have been issued to represent such shares) shall be entitled to require the Corporation to redeem, to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland and the federal securities laws but subject to any right of the Corporation to postpone or suspend such right of redemption pursuant to the federal securities laws, all or any part of the shares of stock standing in the name of such holder on the books of the Corporation at a price per share equal to the net asset value per share.

(e) Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within seven business days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the holders of stock of the Corporation to redeem shares of stock and may postpone the right of such holders to receive payment for any shares when permitted or required to do so by applicable statutes or regulations. Payment of the aggregate price of shares surrendered for redemption may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities or other assets of the Corporation as the Corporation shall select.

(f) The right of any holder of stock of the Corporation redeemed by the Corporation as provided in subsection (d) of this section (3) to receive dividends thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the purchase or redemption price of such shares is determined, except the right of such holder to receive (i) the redemption price of such shares from the Corporation or its designated agent and (ii) any dividend or distribution to which such holder had previously become entitled as the record holder of such shares on the record date for such dividend or distribution.

(g) The Corporation shall have the power to redeem shares of any class or sub-series at a redemption price determined in accordance with subsection (d) of this section (3) if at any time the total investment in such account does not have a net asset value of at least $2,500. In the event the Corporation determines to exercise its power to redeem ~~Shares~~ shares provided in this subsection (g), the ~~Shareholder~~ holder shall be notified that the value of his account is less than the applicable minimum amount and shall be allowed 30 days to make an appropriate investment before such mandatory redemption is processed.

(h) The Corporation shall be entitled to purchase shares of its stock, to the extent that the Corporation may lawfully effect such purchase under the laws of the State of Maryland, upon such terms and conditions and

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for such consideration as the Board of Directors shall deem advisable, at a price not exceeding the net asset value per share.

(i) The net asset value of each share of each class or sub-series of such class of the Corporation’s stock issued and sold or redeemed or purchased at net asset value shall be the current net asset value per share of the shares of that class or sub-series as determined by or in accordance with procedures adopted ~~from time to time~~ from time to time by the Board of Directors from time to time which comply with the 1940 Act with such current net asset value to be based on the assets belonging to each such class less the liabilities charged to each such class and, in the case of any such sub-series, the liabilities charged to such sub-series.

(j) In the absence of any specification as to the purpose for which shares of stock of the Corporation are redeemed or purchased by it, all shares so redeemed or purchased shall be deemed to be retired in the sense contemplated by the laws of the State of Maryland and the number of the authorized shares of stock of the Corporation shall not be reduced by the number of any shares redeemed or purchased by it. Until their classification is changed in accordance with section (2) of this Article V, all shares so redeemed or purchased shall continue to belong to the same class ~~or~~ and sub-series to which they belonged at the time of their redemption or purchase.

(k) Shares of each class and sub-series of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in its sole discretion, with respect to such class, or sub-series, as the case may be; provided, that dividends or distributions shall be paid on shares of a class or a sub-series of such class of stock only out of lawfully available assets belonging to that class. The dividends and distributions per share of a class or sub-series thereof may vary with respect to the shares of each other class or sub-series.

(l) In the event of the liquidation or dissolution of the Corporation, the stockholders of a class or a sub-series of such class of the Corporation’s stock shall be entitled to receive, as a class, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that class ~~. The assets so distributable to the stockholders of a class shall be distributed among such stockholders in proportion to the number of shares of that class held by them and recorded on the books of the Corporation~~ after allocation and payment or setting aside of assets sufficient to pay all liabilities allocable to that class and the various sub-series thereof. In the event that there are any assets available for distribution that are not attributable to any particular class of stock, such assets shall be allocated to all classes in proportion to the net assets of the respective classes ~~and then distributed to the holders of stock of each class~~. The assets so distributable to the stockholders of a class or a sub-series of such class shall be distributed among such stockholders in proportion to the net asset value of the number of shares of that class held by ~~the respective holders~~ them and recorded on the books of the Corporation.

(m) On each matter submitted to a vote of the stockholders for approval, each holder of a share of stock shall be entitled to one vote for each such share standing in his name on the books of the Corporation irrespective of the class or sub-series thereof, and all shares of all classes or sub- series shall vote as a single class ~~or series~~  (“Single Class Voting”); provided, however, that (a) as to any matter with respect to which a separate vote of any class or sub-series is required by the 1940 Act (including the rules and regulations thereunder) or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or sub-series shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes ~~or~~  or sub-series, then, subject to (c) below, the shares of all other classes or sub-series shall vote as a single class or sub-series; and (c) as to any matter which does not affect the interest of all classes or sub-series, only the holders of shares of the one or more affected classes or sub-series shall be entitled to vote.

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(n) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding the right to receive a stock certificate representing fractional shares.

     (4)  All persons who shall acquire stock or other securities of the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation, as from time to time amended.

     SECOND: The total number of shares of stock of all classes which the Corporation had authority to issue immediately before the amendment set forth in Article FIRST hereof was 1,000,000,000 shares of capital stock with a par value of $.001 per share and an aggregate par value of $1,000,000. Such shares of capital stock were designated as follows: 500,000,000 of the authorized shares of stock were designated as Small Cap Stock and 500,000,000 of the authorized shares were designated as Equity Income Stock.

     THIRD: The total number of shares of stock of all classes the Corporation has authority to issue, as amended, is 1,000,000,000 shares of stock, with a par value of $.001 per share and an aggregate par value of $1,000,000. Until such time as the Board of Directors shall provide otherwise pursuant to the authority granted in Section (1) of the amended Article V of the Articles of Incorporation as set forth in Article FIRST hereof, 500,000,000 of the authorized shares of stock shall constitute a separate class designated as Small Cap Stock and 500,000,000 of the authorized shares shall constitute a separate class designated as Equity Income Stock.

     FOURTH: A description, as amended, of each class of the Corporation’s stock with the preferences, conversion and other rights, voting powers, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics is set forth in Article FIRST hereof.

     FIFTH: (a) All of the Corporation’s currently issued and outstanding shares of Small Cap Stock are hereby reclassified and designated as shares of “The Gabelli Small Cap Growth Fund Class AAA Stock” (the “Small Cap Class AAA Stock”) and shall be deemed to be a sub-series of the shares of the Corporation’s class designated as Small Cap Stock, established and designated pursuant to the amendment made to Article V of the Articles of Incorporation as set forth in Article FIRST hereof. All of the Corporation’s currently issued and outstanding shares of Entertainment Stock are hereby reclassified as shares of “The Gabelli Equity Income Fund Class AAA Stock” (the “Equity Income Class AAA Stock”) and shall be deemed to be a sub-series of the shares of the Corporation’s class designated as Equity Income Stock, established and designated pursuant to the amendment made to Article V of the Articles of Incorporation as set forth in Article FIRST hereof.

     (b) All of the shares of each of the sub-series of the Corporation’s stock established pursuant to sub-paragraph (a) of this Article FIFTH shall, subject to the terms and conditions of the Articles of Incorporation as amended pursuant to the amendment made to ARTICLE V of the Articles of Incorporation as set forth in Article FIRST hereof, represent proportionate interests in the portfolio of investments attributable to their respective class.

     SIXTH: This amendment was approved by a majority of the Corporation’s Board of Directors and by the affirmative vote of holders of a majority of the outstanding shares of the Corporation’s capital stock currently outstanding at a special meeting of the Corporation’s stockholders duly convened on December 1, 1999, all in accordance with the Maryland General Corporation Law and the Charter and By-Laws of the Corporation.

5

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

GABELLI EQUITY INCOME FUND	1. To consider and act upon Articles of Amendment to the Fund’s Charter to permit each Series to offer additional classes of shares.

For	Against	Abstain
[ ]	[ ]	[ ]

CONTROL NUMBER:	2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please be sure to sign and date this Proxy.	Date

Shareholder sign here	Co-owner sign here

	Mark box at right if an address change or comment has been noted on the reverse of this card.	[ ]
RECORD DATE SHARES:

GABELLI EQUITY INCOME FUND

This proxy is solicited on behalf of the Directors

The undersigned hereby appoints Mario J. Gabelli, Bruce N. Alpert, and James E. McKee, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Gabelli Equity Income Fund (the “Fund”) which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at Gabelli Funds, LLC, 401 Theodore Fremd Avenue, Rye, New York 10580 on December 1, 1999 at 10:00 a.m. eastern time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made as to the Proposal, this proxy will be voted FOR the Proposal. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

GABELLI EQUITY INCOME FUND

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. The enclosed proxy materials discuss the proposals in detail.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders, December 1, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Gabelli Equity Income Fund

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

GABELLI SMALL CAP GROWTH FUND	1. To consider and act upon Articles of Amendment to the Fund’s Charter to permit each Series to offer additional classes of shares.

For	Against	Abstain
[ ]	[ ]	[ ]

CONTROL NUMBER:	2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please be sure to sign and date this Proxy.	Date

Shareholder sign here	Co-owner sign here

	Mark box at right if an address change or comment has been noted on the reverse of this card.	[ ]
RECORD DATE SHARES:

GABELLI SMALL CAP GROWTH FUND

This proxy is solicited on behalf of the Directors

The undersigned hereby appoints Mario J. Gabelli, Bruce N. Alpert, and James E. McKee, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Gabelli Small Cap Growth Fund (the “Fund”) which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the Gabelli Funds, LLC, 401 Theodore Fremd Avenue, Rye, New York 10580 on December 1, 1999 at 10:00 a.m. eastern time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made as to the Proposal, this proxy will be voted FOR the Proposal. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

GABELLI SMALL CAP GROWTH FUND

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. The enclosed proxy materials discuss the proposals in detail.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders, December 1, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Gabelli Small Cap Growth Fund